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                                                                     EXHIBIT 4.3

                                  [SHPS LOGO]

                        SYKES HEALTHPLAN SERVICES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

         COMMON STOCK

            NUMBER                                            SERIES

_______________________________                  _______________________________

THIS CERTIFICATE IS TRANSFERABLE                        CUSIP 871238  10 1
        IN CHARLOTTE, NC


THIS CERTIFIES THAT





IS THE HOLDER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 OF

SYKES HEALTHPLAN SERVICES, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                        SYKES HEALTHPLAN SERVICE, INC.
                                    [SEAL]

Secretary                                President and Chief Executive Officer

Countersigned and Registered
         FIRST UNION NATIONAL BANK
                (CHARLOTTE, NC)

                           Transfer Agent and Registrar,



                                    Authorized Signature



                             LOGO FOR POSITION ONLY

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
        AMERICAN BANK NOTE COMPANY             PRODUCTION COORDINATOR: DAVE BOKOLOFF: 215-630-3187
            680 BLAIR MILL ROAD                               PROOF OF JUNE 9, 1998
             HORSHAM, PA 19044                            SYKES HEALTHPLAN SERVICES, INC.
              (215) 287-3480                                         H 57205to
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SALES: D ROTH/R. GERMAN: 473-471-9999 OR 9747           OPERATOR:                  JW/as
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    NET/BANKNOTE/HOME 48/ 62/ SYKES 57206                              NEW
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